EXHIBIT 10.56



                        PURCHASE AND SETTLEMENT AGREEMENT

     THIS PURCHASE AND SETTLEMENT AGREEMENT ("Agreement") is made as of July 12, 2005 (the "Effective Date"), by and among The Neptune Society, Inc., a Florida corporation ("NPTI"), BG Capital Group Ltd., a Bahamian corporation ("BG Capital"), CapEx, LP, a Delaware limited partnership ("CapEx"), Bow River Capital Fund, LP ("Bow River I") and Bow River Capital Fund II, LP ("Bow River II" and together with CapEx and Bow River I, the "CapEx Parties").

                                 R E C I T A L S

     A.  The  CapEx  Parties  hold  warrants  (collectively,   the  "Warrants"),
representing the right to purchase up to 1,696,667 shares of NPTI in the aggregate.

     B. On April 25, 2005, the CapEx Parties tendered a notice of exercise and photocopies of the Warrants, each on a cashless exercise basis as permitted by the terms of the Warrants, and demanded the issuance of an aggregate of 520,535 shares of NPTI common stock (the "Attempted CapEx Exercise"). NPTI challenged the validity of the Attempted CapEx Exercise and has not issued any shares of common stock to any of the CapEx Parties.

     C. NPTI and the each of the CapEx Parties have agreed to resolve any and all disputes between them, including, without limitation, any and all disputes relating to or in connection with the Attempted CapEx Exercise on the terms and subject to the conditions set forth herein.

     D. BG Capital has agreed to purchase the shares issuable upon exercise of the Warrants on the terms and subject to the conditions set forth herein.

                               A G R E E M E N T S

     Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Settlement of Dispute Between the CapEx Parties and NPTI; Release of All Parties. Without admitting any liability, or the truth of any of the allegations relating to or in connection with the Attempted CapEx Exercise made against each other by NPTI and any of the CapEx Parties, NPTI and each of the CapEx Parties desire to fully and finally compromise and settle all claims (whether direct, vicarious, or otherwise) relating to or in connection with the Attempted CapEx Exercise either asserted or that could have been asserted in any forum or otherwise, to finally compromise and settle all disputes relating to or in connection with the Attempted CapEx Exercise that were or could have been set forth in any action or proceeding, and to exchange mutual general releases of any and all claims and contentions which they had, have, or may hereafter learn they have against each other and all their heirs, successors,


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employees,  agents,   shareholders,   salespersons,   contractors,   independent
contractors,   officers,  directors,  attorneys,  parents,  subsidiaries,  other affiliates and assigns, pursuant to the terms set forth below. NPTI and each of the CapEx Parties (i) respectively acknowledge that neither NPTI nor any of the CapEx Parties has any dispute with BG Capital and (ii) desire and acknowledge that the releases described herein shall apply to BG Capital. For the avoidance of doubt, this means that no action or proceeding arising out of or in connection with the Attempted CapEx Exercise or the facts of the Attempted CapEx Exercise, or arising out of BG Capital's purchase of the shares issued to any of the CapEx Parties in compromise of this dispute, may be brought against BG Capital; provided, however, that nothing contained in this Section 1 shall relieve BG Capital of its obligations as specifically set forth in this Agreement. The release granted to BG Capital here in is in consideration for the obligations undertaken by BG Capital hereunder. NPTI, each of the CapEx Parties and BG Capital each represent and warrant that it will perform all acts and execute and deliver all documents reasonably necessary to effect all provisions of this Agreement.

     A. Exchange of Consideration. In exchange for (i) cancellation in full of all of the Warrants and (ii) the release set forth in paragraph B below, NPTI agrees on the Closing Date (a) to issue to the CapEx Parties 500,000 shares of NPTI common stock in the aggregate (the "CapEx Warrant Shares") and (b) to release each of the CapEx Parties on the terms set forth in paragraph C below. In exchange for (1) issuance to the CapEx Parties of the CapEx Warrant Shares and (2) the release set forth in paragraph C below, each of the CapEx Parties agrees on the Closing Date (x) to surrender in order that NPTI may cancel in full all of the Warrants and (y) to release NPTI on the terms set forth in paragraph B below. The CapEx Warrant Shares shall be issued as follows: (i) 303,536 Warrant Shares shall be issued to CapEx, (ii) 57,302 Warrant Shares shall be issued to Bow River I and (iii) 139,162 Warrant Shares shall be issued to Bow River II.

     B. CapEx Parties Release of NPTI and BG Capital. Except for the obligations contained in this Agreement, each of the CapEx Parties hereby releases, acquits and discharges NPTI and BG Capital, and all of their respective past, present, and future heirs, predecessors, successors and assigns, subsidiaries, parents, associated companies, holding companies, partnerships, partners, officers, directors, shareholders, attorneys, agents, affiliates and other business entities and each and all of their respective past, present and future associates, owners, partners, shareholders, officers, directors, administrators, employees, contractors, independent contractors, managers, executors, agents, brokers, licensees, sales persons, accountants, consultants, insurers, representatives and attorneys of and from any and all manner of actions, causes of action, rights in law or in equity, suits, debts, liens, judgments, indebtedness, contracts, agreements, promises, liabilities, claims, cross-claims, demands, damages, losses, accounts, reckonings, obligations, interest, costs, or expenses, of any type, kind or nature whatsoever relating to or in connection with the Attempted CapEx Exercise, known or unknown, direct, derivative, vicarious, or otherwise, fixed or contingent, liquidated or unliquidated, claimed or unclaimed, whether based in contract, tort or other legal, statutory, or equitable theory of recovery, each as though fully set forth at length herein (the "CapEx Claims"), which any of the CapEx Parties has, had, or may hereafter have by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time to the Effective Date, arising out of, in any way related to, or in connection with (a) all CapEx Claims asserted or that could have been asserted in


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any action or proceeding  relating to or in connection  with the Attempted CapEx
Exercise, (b) any of the facts and subject matter that form the basis for any dispute relating to or in connection with the Attempted CapEx Exercise between any of the CapEx Parties and NPTI and (c) arising out of or in connection with BG Capital's purchase of the shares issued in compromise of the dispute between NPTI and the CapEx Parties. It is the intention of the parties to this Agreement that this Agreement shall be effective as a full and final accord and satisfaction, and release of each of the CapEx Claims. In furtherance of this intention, each of the parties to this Agreement acknowledge that they are familiar with Section 1542 of the California Civil Code, which provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the parties to this Agreement hereby waive and relinquish every right or benefit which they have or may have under Section 1542 of the California Civil Code, or any similar statute of any state or jurisdiction, to the full extent that they may lawfully waive such right or benefit with regard to the subject matter of the Agreement, if Section 1542 applies. In connection with such waiver and relinquishment, each party to this Agreement acknowledges that it is aware that it may later discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of this Agreement, but that it is its intention hereby fully, finally and forever to settle and release all of the CapEx Claims, known or unknown, suspected or unsuspected, which now exist, may exit in the future or previously existed between any of the parties to this Agreement.

     C. NPTI Release of the CapEx Parties and BG Capital. Except for the obligations contained in this Agreement, NPTI hereby releases, acquits and discharges each of the CapEx Parties and BG Capital, and all of their respective past, present, and future heirs, predecessors, successors and assigns, subsidiaries, parents, associated companies, holding companies, partnerships, partners, officers, directors, shareholders, attorneys, agents, affiliates and other business entities and each and all of their respective past, present and future associates, owners, partners, shareholders, officers, directors, administrators, employees, contractors, independent contractors, managers, executors, agents, brokers, licensees, sales persons, accountants, consultants, insurers, representatives and attorneys of and from any and all manner of actions, causes of action, rights in law or in equity, suits, debts, liens, judgments, indebtedness, contracts, agreements, promises, liabilities, claims, cross-claims, demands, damages, losses, accounts, reckonings, obligations, interest, costs, or expenses, of any type, kind or nature whatsoever related to or in connection with the Attempted CapEx Exercise, known or unknown, direct, derivative, vicarious, or otherwise, fixed or contingent, liquidated or unliquidated, claimed or unclaimed, whether based in contract, tort or other legal, statutory, or equitable theory of recovery, each as though fully set forth at length herein (the "NPTI Claims"), which NPTI has,


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had, or may hereafter have by reason of any matter,  cause,  act,  omission,  or thing whatsoever from the beginning of time to the Effective Date, arising out of, in any way related to, or in connection with (a) all NPTI Claims asserted or that could have been asserted in any action or proceeding relating to or in connection with the Attempted CapEx Exercise, (b) any of the facts and subject matter that form the basis for any dispute related to or in connection with the Attempted CapEx Exercise between any of the CapEx Parties and NPTI, and (c) arising out of or in connection with BG Capital's purchase of the shares issued in compromise of the dispute between NPTI and the CapEx Parties. It is the intention of the parties to this Agreement that this Agreement shall be effective as a full and final accord and satisfaction, and release of each of the NPTI Claims. In furtherance of this intention, each of the parties to this Agreement acknowledge that they are familiar with Section 1542 of the California Civil Code, which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the parties to this Agreement hereby waive and relinquish every right or benefit which they have or may have under Section 1542 of the California Civil Code, or any similar statute of any state or jurisdiction, to the full extent that they may lawfully waive such right or benefit with regard to the subject matter of the Agreement, if Section 1542 applies. In connection with such waiver and relinquishment, each party to this Agreement acknowledges that it is aware that it may later discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of this Agreement, but that it is its intention hereby fully, finally and forever to settle and release all of the NPTI Claims, known or unknown, suspected or unsuspected, which now exist, may exit in the future or previously existed between any of the parties to this Agreement.

     D. BG Capital Release of NPTI and CapEx. Except for the obligations contained in this Agreement, BG Capital hereby releases, acquits and discharges each of NPTI and the CapEx Parties, and all of their respective past, present, and future heirs, predecessors, successors and assigns, subsidiaries, parents, associated companies, holding companies, partnerships, partners, officers, directors, shareholders, attorneys, agents, affiliates and other business entities and each and all of their respective past, present and future associates, owners, partners, shareholders, officers, directors, administrators, employees, contractors, independent contractors, managers, executors, agents, brokers, licensees, sales persons, accountants, consultants, insurers, representatives and attorneys of and from any and all manner of actions, causes of action, rights in law or in equity, suits, debts, liens, judgments, indebtedness, contracts, agreements, promises, liabilities, claims, cross-claims, demands, damages, losses, accounts, reckonings, obligations, interest, costs, or expenses, of any type, kind or nature whatsoever related to or in connection with the Attempted CapEx Exercise, known or unknown, direct, derivative, vicarious, or otherwise, fixed or contingent, liquidated or unliquidated, claimed or unclaimed, whether based


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

in contract, tort or other legal, statutory, or equitable theory of recovery, each as though fully set forth at length herein (the "BG Claims"), which BG Capital has, had, or may hereafter have by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time to the Effective Date, arising out of, in any way related to, or in connection with (a) all BG Claims asserted or that could have been asserted in any action or proceeding relating to or in connection with the Attempted CapEx Exercise, (b) any of the facts and subject matter that form the basis for any dispute related to or in connection with the Attempted CapEx Exercise between any of the CapEx Parties and NPTI, and
(c) arising out of or in connection with BG Capital's purchase of the shares issued in compromise of the dispute between NPTI and the CapEx Parties. It is the intention of the parties to this Agreement that this Agreement shall be effective as a full and final accord and satisfaction, and release of each of the BG Claims. In furtherance of this intention, each of the parties to this Agreement acknowledge that they are familiar with Section 1542 of the California Civil Code, which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the parties to this Agreement hereby waive and relinquish every right or benefit which they have or may have under Section 1542 of the California Civil Code, or any similar statute of any state or jurisdiction, to the full extent that they may lawfully waive such right or benefit with regard to the subject matter of the Agreement, if Section 1542 applies. In connection with such waiver and relinquishment, each party to this Agreement acknowledges that it is aware that it may later discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of this Agreement, but that it is its intention hereby fully, finally and forever to settle and release all of the BG Claims, known or unknown, suspected or unsuspected, which now exist, may exit in the future or previously existed between any of the parties to this Agreement.

     2. Agreement to Purchase and Sell CapEx Warrant Shares. On the terms contained in this Agreement and subject to the conditions contained herein, each of the CapEx Parties agrees to sell to BG Capital, and BG Capital agrees to purchase from the CapEx Parties, the CapEx Warrant Shares (the "Share Purchase") for an aggregate purchase price of $1,350,000 (the "Purchase Price"). The Purchase Price shall be paid as follows: at Closing, (a) BG Capital shall pay to CapEx $819,548, (b) BG Capital shall pay to Bow River I $154,716 and (c) BG Capital shall pay to Bow River II $375,736 (collectively, the "Closing Payment").

     3. Time and Place of Closing. The transaction contemplated by this Agreement shall be consummated (the "Closing") at 10:00 a.m., prevailing business time, at the offices of Winston & Strawn, 333 S. Grand Ave., 38th Floor, Los Angeles, CA 90071, on a date designated by BG Capital that is at least one day but not more than 30 days following the satisfaction of the


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conditions set forth in Section 4 and Section 5 hereof (the "Closing Date").  At the Closing, the CapEx Parties shall deliver to BG Capital (or its designee) possession of the certificates representing all of the CapEx Warrant Shares duly endorsed in blank or with duly executed stock powers attached.

     4.   Closing Conditions to Settlement.

          (a) Conditions to Obligations of NPTI. The obligation of NPTI to issue the CapEx Warrant Shares to the CapEx Parties is subject to the following:

               (i) the delivery to NPTI of this Agreement duly executed by each signatory hereto other than NPTI;

               (ii) the delivery to NPTI for cancellation of the originally executed Warrants or, if the CapEx Parties do not possess the originally executed warrants, an indemnification agreement and acknowledgement of cancellation reasonably satisfactory to NPTI (NPTI acknowledges that this condition has been satisfied as of the date of this Agreement); and

               (iii) a Schedule 13e-3 describing (a) the transaction contemplated by this Agreement and (b) as a planned acquisition of the remaining shares of NPTI common stock by BG Capital by way of a short-form merger (the "Schedule 13e-3") shall have been filed by BG Capital, become effective and distributed to the NPTI shareholders as required by applicable Florida law and state and federal securities laws.

          (b) Conditions to Obligations of the CapEx Parties. The obligation of the CapEx Parties to surrender the Warrants to NPTI for cancellation is subject to the following:

               (i) the delivery to each of the CapEx Parties of this Agreement duly executed by each signatory hereto other than the CapEx Parties;

               (ii) the delivery to each of the CapEx Parties of share certificates representing in the aggregate the CapEx Warrant Shares; and

               (iii) the Schedule 13e-3 shall have been filed by BG Capital, become effective and distributed to the NPTI shareholders as required by applicable Florida law and state and federal securities laws.

     5.   Closing Conditions to Share Purchase.

          (a) Conditions to Obligations of the CapEx Parties. The obligation of the CapEx Parties to deliver the CapEx Warrant Shares to BG Capital is subject to the following:


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

               (i) the delivery to each of the CapEx Parties of this Agreement duly executed by each signatory hereto other than the CapEx Parties;

               (ii) the delivery to the CapEx Parties of the portion of the Closing Payment in cash or by wire transfer of immediately available funds; and

               (iii) the Schedule 13e-3 shall have been filed by BG Capital, become effective and distributed to the NPTI shareholders as required by applicable Florida law and state and federal securities laws.

          (b) Conditions to Obligations of BG Capital. The obligation of BG Capital to purchase the Warrants from the CapEx Parties is subject to the following:

               (i) the delivery to BG Capital of this Agreement duly executed by each signatory hereto other than BG Capital;

               (ii) the delivery to BG Capital of one or more share certificates representing the CapEx Warrant Shares duly endorsed in blank or with duly executed stock posers attached; and

               (iii) the Schedule 13e-3 shall have been filed by BG Capital, become effective and distributed to the NPTI shareholders as required by applicable Florida law and state and federal securities laws.

     6. Representations and Warranties of NPTI. NPTI represents and warrants to BG Capital and the CapEx Parties that:

          (a) Corporate. NPTI is a corporation duly organized, existing and in good standing, under the laws of the State of Florida.

          (b) Power and Authority. NPTI has full corporate power and authority to enter into and perform this Agreement. This Agreement has been duly executed and delivered by duly authorized officers of NPTI. Neither the execution and delivery of this Agreement by NPTI, nor the consummation by NPTI of the transaction contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of NPTI's formation documents or bylaws, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award.

     7. Representations and Warranties of BG Capital. BG Capital represents and warrants to NPTI and the CapEx Parties that:

          (a) Corporate. BG Capital is a corporation duly organized, existing and in good standing, under the laws of the Bahamas.


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

          (b) Power and Authority. BG Capital has full corporate power and authority to enter into and perform this Agreement. This Agreement has been duly executed and delivered by duly authorized officers of BG Capital. Neither the execution and delivery of this Agreement by BG Capital, nor the consummation by BG Capital of the transaction contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of BG Capital's formation documents or bylaws, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award.

          (c) Consents. Except for the filing of the Schedule 13e-3, to the knowledge of BG Capital, no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person, organization or association is required for the execution and delivery by BG Capital of this Agreement and the consummation by BG Capital of the transaction contemplated by this Agreement. BG Capital is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

          (d) Investment Representations. BG Capital is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The CapEx Warrant Shares to be acquired by BG Capital pursuant to this Agreement are being or will be acquired for its own account and with no present intention of distributing or reselling the CapEx Warrant Shares or any part thereof without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the CapEx Warrant Shares under an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act. If BG Capital should in the future decide to dispose of the CapEx Warrant Shares, BG Capital understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect.

          (e) Reliance of BG Capital. BG Capital acknowledges that it is familiar with NPTI, its officers and business and CapEx has not made any representation or warranty regarding the status (financial or otherwise) of NPTI or the value of the Warrant Shares. BG Capital further acknowledges that it is purchasing the Warrant Shares "as is," without representation or warranty by CapEx except as specifically set forth herein and that BG Capital has not relied on any statements of CapEx about NPTI or the Warrant Shares in making BG Capital's decision to enter into this Agreement except for the representations and warranties of CapEx specifically set forth herein.

          (e) Purchase of Warrant Shares. BG Capital agrees that it will purchase the CapEx Warrant Shares prior to or simultaneous with purchasing of any NPTI shares outstanding as of the date this Agreement.

     8. Representations and Warranties of the CapEx Parties. Each of the CapEx Parties represents and warrants to BG Capital and NPTI that:

          (a) Corporate. Such CapEx Party is a limited partnership duly organized, existing and in good standing, under the laws of the State of Delaware.

          (b) Power and Authority. Such CapEx Party has full limited partnership power and authority to enter into and perform this Agreement. This Agreement has been duly executed and delivered by duly authorized officers of such CapEx Party. Neither the execution and delivery of this Agreement by such CapEx Party, nor the consummation by such CapEx Party of the transaction contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of such CapEx Party's formation documents or bylaws, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award.

          (c) Consents. Except for the filing of the Schedule 13e-3 and related undertakings, to the knowledge of the CapEx Parties, no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person, organization or association is required for the execution and delivery by such CapEx Party of this Agreement and the consummation by such CapEx Party of the transaction contemplated by this Agreement.

          (d) Title to Assets. Such CapEx Party has good title to the Warrants possessed by it free and clear of any claims, liens or encumbrances.

          (e)  Investment  Representations.  Such CapEx Party is an  "accredited
     investor"  within  the  meaning  of  Rule  501(a)   promulgated  under  the
     Securities Act.

     9. Indemnification Obligations of NPTI. NPTI shall defend, indemnify, save and keep harmless each of the CapEx Parties, BG Capital and their respective officers, directors, shareholders, lenders, successors and permitted assigns against and from all Damages (as herein defined) sustained or incurred by any of them resulting from or arising out of or by virtue of:

          (a) any inaccuracy in or breach of any representation and warranty made by NPTI in this Agreement or in any closing document delivered to any party in connection with this Agreement; and

          (b) any breach by NPTI or failure by NPTI to comply with, any of its covenants or obligations under this Agreement. As used in this Agreement, the term "Damages" shall mean all liabilities, demands, claims, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, losses, fines, penalties, damages, costs and expenses, including reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or prosecution of any claims.

     10. Indemnification Obligations of BG Capital. BG Capital shall defend, indemnify, save and keep harmless each of the CapEx Parties, NPTI and their respective officers, directors, shareholders, lenders, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of:

          (a) any inaccuracy in or breach of any representation and warranty made by BG Capital in this Agreement or in any closing document delivered to any party in connection with this Agreement; and

          (b) any breach by BG Capital or failure by BG Capital to comply with, any of its covenants or obligations under this Agreement.

     11. Indemnification Obligations of the CapEx Parties. Each of the CapEx Parties shall defend, indemnify, save and keep harmless NPTI, BG Capital and their respective officers, directors, shareholders, lenders, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of:

          (a) any inaccuracy in or breach of any representation and warranty made by such CapEx Party in this Agreement or in any closing document delivered to any party in connection with this Agreement; and

          (b) any breach by such CapEx Party or failure by such CapEx Party to comply with, any of its covenants or obligations under this Agreement.

     12. Conditions Subsequent. (a) Merger. If within 90 days after the Closing documents effecting a merger between NPTI and BG Capital, or its affiliate, in which BG Capital, or its affiliate, is the surviving entity have not been filed and accepted by the Secretary of State of the State of Florida, NPTI, each of the CapEx Parties and BG Capital shall take any and all actions necessary to unwind the transactions described herein and to put each party to this Agreement in the same position as it was immediately prior to the execution of this Agreement and each of NPTI, each of the CapEx Parties and BG Capital acknowledge that in such case any and all releases granted hereunder are deemed rescinded as of the Closing and that no party to this Agreement has any rights or obligations hereunder. Such actions would include, but not be limited to, (i) returning to NPTI for cancellation the Warrant Shares by BG Capital, (ii) repayment by each of the CapEx Parties of all amounts paid to them by BG Capital pursuant to this Agreement, (iii) issuance by NPTI to each of the CapEx Parties of warrants in exactly the same form as the Warrants held by such CapEx Party, and (iv) execution by each party to this Agreement of an acknowledgement stating that (a) any and all releases granted to such party hereunder are deemed rescinded as of the Closing and (b) no party to this Agreement has any rights or obligations hereunder. BG Capital agrees to use its commercially best efforts to cause documents effecting a merger between NPTI and BG Capital, or it is affiliate, containing the currently contemplated terms and conditions to be filed and accepted by the Secretary of State of the State of Florida within 90 days after the Closing. (b) Purchase of CapEx Warrant Shares by BG Capital. In the event that for any reason BG Capital fails to purchase and/or the CapEx Parties (or any of them) fail to deliver to BG Capital the CapEx Warrant Shares, NPTI, each of the CapEx Parties and BG Capital shall take any and all actions necessary to unwind the transactions described herein and to put each party to this Agreement in the same position as it was immediately prior to the execution of this Agreement and each of NPTI, each of the CapEx

Parties and BG Capital acknowledge that in such case any and all releases granted hereunder are deemed rescinded as of the Closing and that no party to this Agreement has any rights or obligations hereunder. Such actions would include, but not be limited to, (1) returning to NPTI for cancellation the Warrant Shares by BG Capital, (2) repayment by each of the CapEx Parties of all amounts paid to them by BG Capital pursuant to this Agreement, (3) issuance by NPTI to each of the CapEx Parties of warrants in exactly the same form as the Warrants held by such CapEx Party, and (4) execution by each party to this Agreement of an acknowledgement stating that (A) any and all releases granted to such party hereunder are deemed rescinded as of the Closing and (B) no party to this Agreement has any rights or obligations hereunder. It is expressly understood and agreed that any failure by BG Capital to make the 2006 Payment (or any part thereof) shall not be a basis to rescind this agreement or require the parties to unwind the transactions described herein. In such event, the CapEx Parties' sole remedy shall be an action for money damages against BG Capital.

     13.  Miscellaneous.

          (a) Publicity. Except as otherwise required by law, press releases concerning this transaction shall be made only with the prior agreement of each party hereto.

          (b) Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail. Notices delivered by hand, by facsimile, or by nationally recognized private carrier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if the sender receives verification such transmittal was successful or if such notice is also delivered by hand, by nationally recognized private courier, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) business days following its delivery by facsimile. All notices shall be addressed as follows:

          NPTI:

               The Neptune Society, Inc.
               4312 Woodman Ave., 3rd Floor
               Sherman Oaks, CA 91423
               Attention: Brent Lokash
               Facsimile: (818) 953-9844

          BG Capital:

               BG Capital Group Ltd.
               Slot #2000 A.P. 59223
               Nassau, Bahamas
               Attention: Robert Genovese
               Facsimile: [___________________]

          Any of the CapEx Parties:

               c/o CapEx, LP
               518 17th Street, Suite 1700
               Denver, CO 80202
               Attention: Evan Zucker
               Facsimile: 303-869-4602

               AND

               Bow River Capital Partners, LLC
               1490 Lafayette St., Suite 400
               Denver, CO 80218
               Attention: Bernard Darre
               Facsimile: 303-861-8557

          (c) Fees and Expenses. Each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the Attempted CapEx Exercise, the execution, delivery and performance of this Agreement, and the consummation of the transaction contemplated hereby, including attorneys', accountants', brokers' and other professional fees and expenses.

          (d) Entire Agreement. NPTI, each of the CapEx Parties and BG Capital intend this Agreement to be the final expression of their agreement and as a complete and exclusive statement of the terms and provisions thereof. No representations, understandings, or agreements have been made or relied upon in the making of this Agreement other than those specifically set forth herein. All prior discussions, agreements and negotiations are hereby superseded by and merged and incorporated into this Agreement.

          (e) Survival; Non-Waiver. All representations and warranties shall survive the Closing (and none shall merge into any instrument of conveyance) regardless of any investigation or lack of investigation by any of the parties hereto. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, right or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

          (f) Applicable Law. This Agreement shall be construed according to the internal laws of the State of California without giving effect to its choice of law provisions. Should NPTI, any of the CapEx Parties or BG Capital commence any legal action or proceeding against any other party on or arising out of this Agreement, the prevailing party shall be entitled to an award of reasonable costs and reasonable attorneys' fees. NPTI, each of the CapEx Parties and BG Capital agree that any dispute arising out of or in connection with this Agreement shall be tried exclusively in the State and Federal courts located in Los Angeles, California, and each party consents to the exercise of in personam jurisdiction of said courts for the purpose of litigating any dispute, controversy or proceeding arising out of or related to this Agreement.

          (g) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (h) Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties hereto.

          (i) Amendments. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered by each party hereto.

          (j) Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

          (k) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the parties under this Agreement.

          (l)   Counterparts.   This  Agreement  may  be  executed  in  separate
     counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (m) No Strict Construction. The parties hereto (and counsel for each party hereto) jointly participated in the negotiation and drafting of this Agreement. This Agreement is the product of arms-length negotiation carried on among the parties hereto and their respective counsel. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, this Agreement shall be construed as if drafted jointly by the parties hereto, and no rule of strict construction shall be applied against any party hereto.

          (n) Gender. As used in this Agreement, the masculine, feminine or neuter gender shall be deemed to include the others whenever the context so indicates or requires.

          (o) Interpretation. Whenever the term "include" or "including" is used in this Agreement, it shall mean "including, without limitation," (whether or not such language is specifically set forth) and shall not be deemed to limit the range of possibilities to those items specifically enumerated. The words "hereof", "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision. Terms defined in the singular have a comparable meaning when used in the plural and vice versa.

          (p) Advice of Counsel. The parties hereto hereby represent and acknowledge that in entering into this Agreement each of them has been advised by its own independently selected legal counsel. Each of the parties hereto further represents and acknowledges that in entering into this Agreement it has relied solely on the advice of its chosen counsel, and on its own independent investigation of all of the facts and circumstances relevant to this Agreement and its terms and preparation.
     Each of the parties hereto represents and acknowledges that it has carefully read the entirety of this Agreement, know and understand the contents hereof, and enter into this Agreement in good faith, without committing fraud, and freely and voluntarily without undue influence, coercion, or duress.

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                                     - 14 -

     IN WITNESS WHEREOF, the parties have executed this Purchase and Settlement Agreement on the date first above written.

                                     THE NEPTUNE SOCIETY, INC.:

                                     By:    /s/  BRENT LOKASH
                                            -----------------------------------
                                     Name:  Brent Lokash
                                            -----------------------------------
                                     Its:   Chairman
                                            -----------------------------------


                                     BG CAPITAL GROUP LTD.:

                                     By:    /s/  ROBERT GENOVESE
                                            -----------------------------------
                                     Name:  Robert Genovese
                                            -----------------------------------
                                     Its:   President
                                            -----------------------------------

                                     CAPEX, LP:

                                     By:    /s/  JACKIE M. HAWKEY
                                            -----------------------------------
                                     Name:  Jackie M. Hawkey
                                            -----------------------------------
                                     Its:   Authorized Signatory
                                            -----------------------------------

                                     BOW RIVER CAPITAL FUND, LP:

                                     By:    /s/  BERNARD DARRE
                                            -----------------------------------
                                     Name:  Bernard Darre
                                            -----------------------------------
                                     Its:   Authorized Signatory
                                            -----------------------------------


                                     BOW RIVER CAPITAL FUND II, LP:

                                     By:    /s/  BERNARD DARRE
                                            -----------------------------------

                                     Name:  Bernard Darre
                                            -----------------------------------
                                     Its:   Authorized Signatory
                                            -----------------------------------


              [Signature Page to Purchase and Settlement Agreement]







                                     - 16 -